AMENDMENT NO. 1
                                       TO
                       CHANGE-IN-CONTROL SEVERANCE AGREEMENT AMONG

                              COASTAL BANCORP, INC.

                                COASTAL BANC SSB

                                       AND

                                 GARY R. GARRETT



     AMENDMENT, dated as of May 31, 1999, by and among Coastal Bancorp, Inc., (the "Corporation"), Coastal Banc ssb, a wholly owned subsidiary of the Corporation (the "Bank") and Gary R. Garrett (the "Executive") to the Change-In-Control Severance Agreement (the "Agreement"), dated as of June 25, 1998. Hereinafter, the Corporation and the Bank are referred to collectively as the "Employers."

     WHEREAS, in accordance with Section 8 of the Agreement, the Executive and the Employers desire to revise the Agreement to provide for an extension and automatic renewal feature.

     NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the Executive and the Employers hereto agree as follows:

     The "Effective Date" of the Agreement, as amended hereby, shall be May 31, 1999.

     Section  4  is  hereby  amended  in  its  entirety  to  read  as  follows:

     4.     Term  of  Agreement
            -------------------

     The term of this Agreement shall be to and through May 31, 2002, subject to earlier termination as provided herein. Beginning on June 1, 1999, and on each day thereafter, the term of this Agreement shall be extended for a period of one day in addition to the then-remaining term, provided that the Employers have not given notice to the Executive in writing at least 30 days prior to such day that the term of this Agreement shall not be extended further. Reference herein to the term of this Agreement shall refer to both such initial term and such extended terms. The Board of Directors of the Corporation shall review on a periodic basis (and no less frequently than annually) whether to permit further extensions of the term of this Agreement. As part of such review, the Board of Directors shall consider all relevant factors, including the Executive's performance hereunder, and shall either expressly approve further extensions of the time of this Agreement or decide to provide notice to the contrary."

     IN WITNESS WHEREOF, this Amendment has been executed by the Executive and the Employers' respective officers thereunto duly authorized as of the date first above written.



Attest:                              COASTAL  BANCORP,  INC.



/s/Linda  B.  Frazier                    By:/s/Manuel  J.  Mehos
---------------------                       --------------------
Secretary                              Name: Manuel  J.  Mehos
                                      Title: Chairman  of  the  Board  and
                                             Chief  Executive  Officer


                                         By:/s/James  C.  Niver
                                            -------------------
                                       Name: James  C.  Niver
                                      Title: Chairman,  Compensation  Committee


Attest:                              COASTAL  BANC  SSB



/s/Linda  B.  Frazier                    By:/s/Manuel  J.  Mehos
---------------------                       --------------------
Secretary                              Name: Manuel  J.  Mehos
                                      Title: Chairman  of  the  Board  and
                                             Chief  Executive  Officer


                                         By:/s/James  C.  Niver
                                            -------------------
                                       Name: James  C.  Niver
                                      Title: Chairman,  Compensation  Committee



Witness:                         EXECUTIVE



/s/Pamela  S.  Watkins                       /s/Gary  R.  Garrett
----------------------                       --------------------
Pamela  S.  Watkins                          Gary  R.  Garrett
                                             Sr.  Executive  Vice  President/
                                             Chief  Lending  Officer

                                 AMENDMENT NO. 1
                                       TO
                       CHANGE-IN-CONTROL SEVERANCE AGREEMENT AMONG

                              COASTAL BANCORP, INC.

                                COASTAL BANC SSB

                                       AND

                               CATHERINE N. WYLIE



     AMENDMENT, dated as of May 31, 1999, by and among Coastal Bancorp, Inc., (the "Corporation"), Coastal Banc ssb, a wholly owned subsidiary of the Corporation (the "Bank") and Gary R. Garrett (the "Executive") to the Change-In-Control Severance Agreement (the "Agreement"), dated as of June 25, 1998. Hereinafter, the Corporation and the Bank are referred to collectively as the "Employers."

     WHEREAS, in accordance with Section 8 of the Agreement, the Executive and the Employers desire to revise the Agreement to provide for an extension and automatic renewal feature.

     NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the Executive and the Employers hereto agree as follows:

     The "Effective Date" of the Agreement, as amended hereby, shall be May 31, 1999.

     Section  4  is  hereby  amended  in  its  entirety  to  read  as  follows:

     4.     Term  of  Agreement
            -------------------

     The term of this Agreement shall be to and through May 31, 2002, subject to earlier termination as provided herein. Beginning on June 1, 1999, and on each day thereafter, the term of this Agreement shall be extended for a period of one day in addition to the then-remaining term, provided that the Employers have not given notice to the Executive in writing at least 30 days prior to such day that the term of this Agreement shall not be extended further. Reference herein to the term of this Agreement shall refer to both such initial term and such extended terms. The Board of Directors of the Corporation shall review on a periodic basis (and no less frequently than annually) whether to permit further extensions of the term of this Agreement. As part of such review, the Board of Directors shall consider all relevant factors, including the Executive's performance hereunder, and shall either expressly approve further extensions of the time of this Agreement or decide to provide notice to the contrary."

F:\ACCTEXE\WATKINS\WORD\CWCORRES\EXECAGMTS\AMEND1GARY.DOC
     IN WITNESS WHEREOF, this Amendment has been executed by the Executive and the Employers' respective officers thereunto duly authorized as of the date first above written.



Attest:                              COASTAL  BANCORP,  INC.



/s/Linda  B.  Frazier                    By:/s/Manuel  J.  Mehos
---------------------                       --------------------
Secretary                              Name: Manuel  J.  Mehos
                                      Title: Chairman  of  the  Board  and
                                             Chief  Executive  Officer


                                         By:/s/James  C.  Niver
                                            -------------------
                                       Name: James  C.  Niver
                                      Title: Chairman,  Compensation  Committee


Attest:                              COASTAL  BANC  SSB



/s/Linda  B.  Frazier                    By:/s/Manuel  J.  Mehos
---------------------                       --------------------
Secretary                              Name: Manuel  J.  Mehos
                                      Title: Chairman  of  the  Board  and
                                             Chief  Executive  Officer


                                         By:/s/James  C.  Niver
                                            -------------------
                                       Name: James  C.  Niver
                                      Title: Chairman,  Compensation  Committee



Witness:                               EXECUTIVE



/s/Pamela  S.  Watkins                       /s/Catherine  N.  Wylie
----------------------                       -----------------------
Pamela  S.  Watkins                          Catherine  N.  Wylie
                                             Sr.  Executive  Vice  President/
                                             Chief  Financial  Officer